MANAGERS AMG FUNDS
                ESSEX AGGRESSIVE GROWTH FUND
  SUPPLEMENT DATED JANUARY 22, 2002 TO THE PROSPECTUS DATED
                      MARCH 1, 2001

THE FOLLOWING INFORMATION IS PROVIDED FOR THE BENEFIT OF
INVESTORS WHO PURCHASE FUND SHARES THROUGH THE FIDELITY
FUNDS NETWORK ON A NO TRANSACTION FEE BASIS ("FIDELTY NTF
INVESTORS").

Beginning March 1, 2002, shares held by Fidelity NTF
Investors will be subject to distribution (12b-1) fees of 0.25% of the average net assets of the Fund allocable to such shares. In addition, on that date the Fund's current expense limitation will terminate. A revised summary of Fund fees and expenses (calculated based upon the Fund's actual expenses for the fiscal year ended October 31,
2001), as adjusted to illustrate the effect of these changes on Fidelity NTF Investors beginning March 1, 2002, is set forth below. The information in this supplement supersedes any information to the contrary in the Fund's
Prospectus and Statement of Additional Information dated
March 1, 2001.

FEES AND EXPENSES OF THE FUND
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
IF YOU BUY AND HOLD SHARES OF THE FUND.


FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price               None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions         None
Maximum Account Fee                                  None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)


Management Fee                                       1.00%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       0.16%
Total Annual Fund Operating Expenses                 1.41%


EXAMPLE
The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year         3 Years       5 Years            10 Years
$144            $446          $771               $1,691


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.